ITEM 5 (B)

            FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
            ---------------------------------------------

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of the 3rd day of October, 1996, by and among CPI CORP., a Delaware corporation ("Borrower"), MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, HARRIS TRUST AND SAVINGS BANK and THE SUMITOMO BANK, LIMITED (as assignee of The Daiwa Bank, Limited) (collectively, the "Banks") and MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent").

                       W I T N E S E T H:
                       --------------------

     WHEREAS, Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement dated July 13, 1995 (the "Credit Agreement"; all capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement as amended by the Amendment); and

     WHEREAS, Borrower desires to amend the Credit Agreement in the manner hereinafter set forth and the Banks and the Agent are willing to agree thereto on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

     1. The definition of "Commitment" set forth in Section 2.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "COMMITMENT shall mean, subject to termination or reduction as set forth in Section 3.07: with respect to Mercantile, $25,000,000.00; with respect to Harris Trust and Savings Bank, $20,000,000; and with respect to The Sumitomo Bank, Limited, $15,000,000.00."

     2.  The definition of "Pro Rata Share" set forth in Section
2.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "PRO RATA SHARE shall mean: with respect to Mercantile, 41.6666667%; with respect to Harris Trust and

     Savings Bank, 33.3333333%; and with respect to The Sumitomo
     Bank, Limited, 25%."

     3.  The definition of "Restricted Payment" set forth in
Section 2.01 of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

         "RESTRICTED PAYMENT shall mean (a) any dividend
     (except a dividend in Qualified Stock) on, or any distribution (except a distribution in Qualified Stock) in respect of, any shares of Capital Stock or (b) the redemption, repurchase, retirement or other acquisition of any shares of Capital Stock (except that the provisions of clause (b) of this definition shall not apply to (i) the retirement of any shares of Capital Stock by exchange for, or from Net Proceeds of a concurrent sale of, shares of Qualified Stock or (ii) if the Fox Photo/Eastman Kodak Transaction is consummated, the redemption by Borrower of shares of its common stock during the sixty (60) day period following the date of consummation of the Fox Photo/Eastman Kodak Transaction so long as the aggregate amount of consideration paid by Borrower in connection with all such redemptions does not exceed the sum of $50,000,000.00)."

     4.  The following new definitions of "Fox Photo/Eastman
Kodak Transaction" and "Subscription Agreement" are hereby added to Section 2.01 of the Credit Agreement:

         "FOX PHOTO/EASTMAN KODAK TRANSACTION" shall mean the issuance by Fox Photo, Inc. of One Thousand Forty-One
     (1,041) shares of common stock of Fox Photo, Inc., representing Fifty-One Percent (51%) of the total issued and outstanding shares of common stock of Fox Photo, Inc., to Eastman Kodak Company for a total purchase price of $56,100,000.00 (subject to adjustment as set forth in Section 2.3 of the Subscription Agreement) upon the terms set forth in the Subscription Agreement.

         SUBSCRIPTION AGREEMENT shall mean that certain Subscription Agreement dated August 8, 1996, by and among Eastman Kodak Company, Borrower, Consumer Programs Holding, Inc. and Fox Photo, Inc., the form of which is filed as an Exhibit to Borrower's Current Report on Form 8-K dated August 8, 1996.

     5. Section 7.01(k) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

          "(k) CONSOLIDATED NET WORTH. Borrower will keep and maintain a Consolidated Net Worth in an amount not less than
     (i) at all times prior to February 1, 1997, the sum of

     (A) $150,000,000.00 MINUS (B) Ninety Percent (90%) of the aggregate consideration paid by Borrower to redeem shares of its common stock during the sixty (60) day period following the date of consummation of the Fox Photo/Eastman Kodak Transaction PLUS (C) Fifty Percent (50%) of the Consolidated Net Income for each fiscal quarter of Borrower elapsed during the period from February 5, 1995, to and including the last day of the fiscal quarter of Borrower immediately preceding the date of determination hereof, computed on a cumulative basis for said entire period, provided that for purposes of the foregoing calculation, Consolidated Net Income shall be deemed to be zero for any fiscal quarter for which Consolidated Net Income is less than or equal to zero and (ii) at all times from and after February 1, 1997, the sum of (A) $150,000,000.00 MINUS
     (B) Eighty Percent (80%) of the aggregate consideration paid by Borrower to redeem shares of its common stock during the sixty (60) day period following the date of consummation of the Fox Photo/Eastman Kodak Transaction PLUS (C) Fifty Percent (50%) of the Consolidated Net Income for each fiscal quarter of Borrower elapsed during the period from February 5, 1995, to and including the last day of the fiscal quarter of Borrower immediately preceding the date of determination hereof, computed on a cumulative basis for said entire period, provided that for purposes of the fore-going calculation, Consolidated Net Income shall be deemed to be zero for any fiscal quarter for which Consolidated net Income is less than or equal to zero."

     6. Section 7.02(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

         "(a) LIMITATIONS ON DEBT. Borrower will not create, assume or incur or in any manner be or become liable in respect of any Debt, and will not cause or permit any Subsidiary to create, assume or incur or in any manner be or become liable in respect of any Debt, except:

              (i) the Borrower's Obligations;

             (ii) Debt of any Subsidiary to Borrower or any other
         Subsidiary;

            (iii) Debt of any Subsidiary to any Person other than Borrower or any other Subsidiary, provided that after giving effect thereto (A) the aggregate principal amount of all Debt described in this Section 7.02(a) (iii) (other than any Debt incurred solely to purchase or otherwise acquire or construct Property) does not exceed five percent (5%) of Consolidated Capitalization and
         (B) the aggregate principal amount of all Debt described in this Section 7.02(a) (iii) (including all Debt incurred solely to purchase or otherwise acquire or construct Property) does not exceed ten percent (10%) of Consolidated Capitalization; and
             (iv) other Debt of Borrower, provided that after giving effect thereto (A) the aggregate principal amount of Consolidated Funded Debt does not exceed forty percent (40%) of Adjusted Consolidated Capitalization and (B) the aggregate principal amount of Consolidated Debt does not exceed (1) fifty percent (50%) of Adjusted Consolidated Capitalization at any time prior to February 1, 1997, or (2) forty-five percent (45%) of Adjusted Consolidated Capitalization at any time on or after February 1, 1997.

     Any corporation which becomes a Subsidiary after the date hereof shall for all purposes of this Section 7.02(a) be deemed to have created, assumed or incurred at the time it becomes a Subsidiary all Debt of such corporation existing immediately after it becomes a Subsidiary. Any Debt of Borrower or a Subsidiary to a former Subsidiary shall be deemed to have been created, assumed or incurred immediately after such Subsidiary is no longer a Subsidiary."

     7. Contemporaneously with the execution of this Amendment, Borrower shall pay the Agent for the ratable benefit of the Banks a nonrefundable amendment fee in the amount of $7,500.00.

     8. Notwithstanding any provision contained in this Amendment to the contrary:

          (a) this Amendment shall not be effective unless and until the Agent shall have received:

               (i)  this Amendment, duly executed by
          Borrower and each of the Banks;

              (ii) evidence satisfactory to the Agent that
          (A) the minimum consolidated net worth covenant contained in Section 6A(2) of the Note Agreement has been amended to read the same in all material respects as Section 7.01(k) of the Credit Agreement as amended by this Amendment, (B) the limitation on additional debt covenant contained in Section 6C(2) (iii) of the Note Agreement has been amended to read the same in all material respects as Section 7.02(a) (iv) of the Credit

          Agreement as amended by this Amendment, and (C) the "Required Holders" (as defined in the Note Agreement) have consented to the redemption by Borrower of shares of its common stock during the sixty (60) day period following the date of consummation of the Fox Photo/ Eastman Kodak Transaction so long as the aggregate amount of consideration paid by Borrower in connection with all such redemptions does not exceed the sum of $50,000,000.00;

             (iii) a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Amendment, certified by the Secretary of Borrower;

              (iv) an incumbency certificate, executed by the Secretary of Borrower, which shall identify by name and title and bear the signatures of all of the officers of Borrower executing this Amendment; and

               (v) certificates of corporate good standing of Borrower issued by the Secretaries of States of the States of Delaware and Missouri; and

          (b) the provisions of Paragraphs 5 and 6 of this Amendment shall not be effective unless and until the Agent shall have received evidence satisfactory to the Agent that
     (i) the Fox Photo/Eastman Kodak Transaction has been consummated and (ii) the total consideration paid by Borrower to redeem shares of its common stock during the sixty (60) day period following the date of consummation of the Fox Photo/Eastman Kodak Transaction was not less than $45,000,000.00.

     9. Borrower hereby agrees to reimburse the Agent upon demand for all out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and execution of this Amendment. All of the obligations of Borrower under this Paragraph shall survive the payment of the Borrower's Obligations and the termination of the Credit Agreement.

    10. All references in the Credit Agreement to this "Agreement" and any other references of similar import shall henceforth mean the Credit Agreement as amended by this Amendment. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Credit Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

    11. This Amendment shall be binding upon and inure to the benefit of Borrower, the Banks, the Agent and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations hereunder.

    12. Borrower hereby represents and warrants to the Agent and the Banks that:

         (a) the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, agency or official or any other Person;

         (b) the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Certificate of Incorporation or By-Laws of Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality or any agreement, document or instrument to which Borrower is a party or by which it is bound or to which it is subject;

         (c) this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms; and

         (d)  as of the date hereof, all of the
    representations and warranties of Borrower set forth in the Credit Agreement are true and correct and no Default of Event of default under or within the meaning of the Credit Agreement has occurred and is continuing.

    13. In the event of any inconsistency or conflict between this Amendment and the Credit Agreement, the terms, provisions and conditions of this Amendment shall govern and control.

    14. This Amendment shall be governed by and construed in accordance with the Substantive laws of the State of Missouri
(without reference to conflict of law principles).

    15. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWER, THE BANKS AND THE AGENT FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWER, THE BANKS AND THE AGENT COVERING SUCH MATTERS ARE CONTAINED IN THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND THE OTHER TRANSACTION DOCUMENTS, WHICH CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND OTHER TRANSACTION DOCUMENTS ARE A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS AMONG BORROWER, THE BANKS AND THE AGENT, EXCEPT AS BORROWER, THE BANKS AND THE AGENT MAY LATER AGREE IN WRITING TO MODIFY THEM.

    16. This Amendment may be signed in any number of counterparts (including telecopy counterparts), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    17. This Amendment supersedes that certain First Amendment to Credit Agreement dated effective as of October 1, 1996, by and among Borrower, the Banks and the Agent (the "Original First Amendment"), which Original First Amendment never became effective because the condition precedent set forth in subclause
(B) of clause (ii) of subparagraph (a) of Paragraph 9 thereof was not satisfied and which original First Amendment is hereby declared to be null and void by Borrower, the Banks and the Agent.

     IN WITNESS WHEREOF, Borrower, the Banks and the Agent have executed this First Amendment to Revolving Credit Agreement effective as of the 3rd day of October, 1996.

                           CPI CORP.

                     By          /s/  Barry Arthur
                                -------------------------------
                     Title:     Treasurer/Chief Financial Officer
                                ---------------------------------

                           MERCANTILE BANK OF ST. LOUIS
                           NATIONAL ASSOCIATION

                     By         /s/  Timothy W. Hassler
                                ------------------------------
                     Title:     Assistant Vice President
                                ------------------------------

                           HARRIS TRUST AND SAVINGS BANK

                     By         /s/  Stephen S. Gray
                                -------------------------------
                     Title:     Vice President
                                -------------------------------

                           THE SUMITOMO BANK, LIMITED

                     By         /s/  Jayleen R. P. Hague
                                ------------------------------
                                Jayleen R. P. Hague
                     Title:     Vice President
                                -------------------------------

                     By         /s/  Teresa A. Lekich
                                ------------------------------
                                Teresa A. Lekich
                     Title:     Vice President
                                ------------------------------

                           MERCANTILE BANK OF ST. LOUIS
                           NATIONAL ASSOCIATION, as agent

                     By         /s/  Timothy W. Hassler
                                ------------------------------
                     Title:     Assistant Vice President
                                ------------------------------












































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